Share Capital	12 Months Ended
Dec. 31, 2024
Subsidiary [Member]
Share Capital

2. Share Capital

On July 31, 2024, the Company’s articles of incorporation were amended and restated. Under the Company’s amended and restated articles of incorporation dated July 31, 2024, authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, none of which of which are issued and outstanding. 500 common shares, with a par value of $0.01 are issued and outstanding to the Company’s sole shareholder, Euroseas Ltd.

Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the shareholders. Subject to preferences that may be applicable to any outstanding preferred shares, holders of the Company’s common stock (i) have equal ratable rights to dividends from funds legally available therefore, if declared by the Board of Directors; (ii) are entitled to share ratably in all of the Company’s assets available for distribution upon liquidation, dissolution or winding up; and (iii) do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions. All issued shares of the Company’s common stock when issued will be fully paid for and non-assessable. The rights, preferences and privileges of holders of common shares are subject to the rights of the holders of any preferred shares which the Company has issued or may issue in the future.